Exhibit 10.26

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FAITH WALK DESIGNS, INC.     Sterling Bank               Loan Number 92499050
10825 BARELY LANE SUITE D    P.O. Box 924009             Date: 9/24/99
HOUSTON TX 77070 0000        Houston, Texas 77292 4009   Maturity Date 9/24/03
                                                         Loan Amount $400,000.00
BORROWER'S NAME AND ADDRESS  LENDER'S NAME AND ADDRESS   Renewal Of ____________
"I" Includes each borrower   "You" means the lender,
above, joint and severally.  its successors and assigns,
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of FOUR HUNDRED THOUSAND AND NO/100 Dollars $400,000.00

[X] Single Advance: I will receive all of this principal sum on 9/24/99. No additional advances are contemplated under this note.

[ ] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On ____________ I will receive the amount of $___________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are ________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     [ ] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ___________________.
     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 9/24/99 at the rate of 9.250% per year until FIRST CHANGE DATE.

[X] Variable Rate: This rate may then change as stated below.

     [X]  Index Rate: The future rate will be EQUAL TO the following index rate:
          STERLING BANK BASE RATE ANNOUNCED AND IN EFFECT FROM TIME TO TIME.

     [X] Calling Rate: The interest rate ceiling for this note is the quarterly ceiling rate announced by the Credit Commissioner from time to time.

     [X] Frequency and Timing: The rate on this note may change as often as daily. A change in the interest rate will take effect on the same day.

     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________%. The rate may not change more than ____________% each ______________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     [ ]  The amount of each scheduled payment      [X] The amount of the final
          will change.                                  payment will change.

ACCRUAL METHOD: Interest will be calculated on a actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [ ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [X]  at a rate equal to Highest rate permitted by law

[ ] LATE CHARGE: If a payment is made more than ________ days after it is due, I agree to pay a late charge of _______________________________________.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [X] are not included in the principal amount above:
     $17.00 FILING FEE.

PAYMENTS: I agree to pay this note as follows: on demand, but if no demand is made then,

[ ] Interest: I agree to pay accrued interest _________________________________
[ ] Principal: I agree to pay the principal ___________________________________

[X] Installments: I agree to pay this note in 48 payments. The first payment will be in the amount of $10,000.00 and will be due October 24, 1999. A payment of $10,000.00 will be due on the 24th day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due September 24, 2003.


ADDITIONAL TERMS:
GUARANTY EXECUTED BY MIKE SANDEL          [X] SECURITY: This note is separately
GUARANTY EXECUTED BY KITTY SANDEL         secured by (describe separate document
CORP GUARANTY EXECUTED BY ODDS & ENDS     by type and date):

                                          SECURITY AGREEMENT & D/T
                                          DATED: 9/24/99

                                          (This section is for your internal
                                          use. Failure to list a separate
                                          security document does not mean the
                                          agreement will not secure this note.)

THIS WRITTEN LOAN AGREEMENT REPRESENTS
   THE FINAL AGREEMENT BETWEEN THE        PURPOSE: The purpose this loan is
PARTIES AND MAY NOT BE CONTRADICTED BY    COMBINE EXISTING LOANS & PROVIDE
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR    WORKING CAPITAL
  SUBSEQUENT ORAL AGREEMENTS OF THE
               PARTIES.
                                          SIGNATURES: I AGREE TO THE TERMS OF
      THERE ARE NO UNWRITTEN ORAL         THIS NOTE (INCLUDING THOSE ON PAGE 2).
    AGREEMENTS BETWEEN THE PARTIES.       I have received a copy on today's
                                          date. FAITH WALK DESIGNS, INC.


Signature for Lender
                                          _____________________________________
_______________________________             JOHN MICHAEL SANDEL     PRESIDENT
    THOMAS A. MURFF
_______________________________           _____________________________________
    CEO
_______________________________           _____________________________________